Supplement Dated March 19, 2001 to the
Quant Funds Statement of Additional Information Dated August
1, 2000


The second sentence of the first paragraph of the section of the Statement of Additional Information entitled
"Calculation of Net Asset Value" on page 15 is replaced by the following sentences:


     If there is no such reported sale, the securities generally are valued at the mean between the last reported bid and asked prices. For certain securities, where no such sales have been reported, the Fund may value such securities at the last reported bid price. In the event that there is information suggesting that valuation of such securities based upon bid and/or asked prices may not be accurate, a fund may value such securities in good faith at fair value in accordance with procedures established by the trustees, which may include a determination to value such securities at the last reported sale price.